SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )
                                           ------



FILED BY THE REGISTRANT   [ X ]
FILED BY A PARTY OTHER THAN THE REGISTRANT   [   ]
CHECK THE APPROPRIATE BOX:
[    ]    PRELIMINARY PROXY STATEMENT
[ X  ]    DEFINITIVE PROXY STATEMENT
[    ]    DEFINITIVE ADDITIONAL MATERIALS
[    ]    SOLICITING MATERIAL PURSUANT TO SECTION 240.14A-11(C) OR SECTION
          240.14A-12


                             LA TEKO RESOURCES LTD.
                (Name of Registrant as Specified In Its Charter)

                             LA TEKO RESOURCES LTD.
                  (Name of Person(s) Filling Proxy Statement)


Payment of Filing Fee (Check the appropriate box):
[ x ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
           6(j)(2).
[    ]    $500 per each party to the controversy pursuant to Exchange Act Rule
           14a-6(i)(3).
[    ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.
   1)  Title of each class of securities to which transaction applies:

   2)  Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

   4)  Proposed maximum aggregate value of transaction:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:

   2)  Form, Schedule, or Registration Statement No.:

   3)  Filing Party:

   4)  Date Filed:

                             LA TEKO RESOURCES LTD.
                                (the "Company")
             NOTICE OF ANNUAL GENERAL MEETING OF MEMBERS

NOTICE IS HEREBY GIVEN THAT the annual general meeting of members of LA TEKO RESOURCES LTD. (the "Company") will be held on the 12th Floor of 625 Howe Street, Vancouver, British Columbia, V6C 2T6 on June 5, 1997 at the hour of 10:00 a.m., Vancouver time, for the following purposes:

1) To receive the report of the directors of the Company for the year ended December 31, 1996.

2) To receive the comparative audited financial statements of the Company and the auditors' report thereon for the year ended December 31, 1996.

3)   To fix the number of directors at six.

4)   To elect directors for the ensuing year.

5) To appoint auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors.

6) To consider and, if thought appropriate, pass an ordinary resolution to establish a formal stock option plan, subject to regulatory approval, as more fully set forth in the information circular attached hereto.

7) To consider and, if thought appropriate, approve and ratify stock options, and amendments to stock options to purchase shares of the Company granted to insiders which have not previously been approved by the members and to authorize the directors in their discretion to grant stock options to insiders and to amend stock options granted to insiders during the ensuing year, as more fully set forth in the information circular accompanying this notice.

8) To transact such further or other business as may properly come before the meeting and any adjournment or adjournments thereof.

This notice and form of proxy are being first furnished to shareholders of the Company on April 30th, 1997. The accompanying information circular provides additional information relating to the matters to be dealt with at the meeting and is incorporated by reference into and deemed to form part of this notice. The board of directors has fixed the close of business on April 25, 1997 as the record date for the determination of members entitled to notice of the meeting or any adjournment or adjournments thereof and the right to vote thereat.

The audited comparative financial statements for the year ended December 31st, 1996, together with the auditors' report thereon are included with this notice.

Members who are unable to attend the meeting in person are requested to complete, sign, date and return the enclosed form of proxy. A proxy will not be valid unless it is deposited at the office of the transfer agent in accordance with instructions contained herein before 10:00 a.m. June 3, 1997. If your shares are held in the name of a brokerage firm, nominee, or other institution, only it can vote your shares. Please contact the person responsible for your account and give instructions for your shares to be voted. Notwithstanding the issuance of a proxy statement, members present at the meeting will be entitled to vote their shares.

Dated this 25th day of April, 1997.     FOR THE BOARD OF DIRECTORS


                                        /s/ GERALD G. CARLSON, PRESIDENT

                             LA TEKO RESOURCES LTD.
                                (the "Company")

                              INFORMATION CIRCULAR
                  as at April 25, 1997, for the Meeting of the
                       Members of La Teko Resources Ltd.
                           to be held on June 5, 1997

SOLICITATION OF PROXIES

This information circular is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual general meeting to be held on June 5, 1997 and any adjournments thereof. The solicitation will be conducted by mail and may be supplemented by telephone or other personal contact to be made without special compensation by officers and employees of the Company. The cost of solicitation will be borne by the Company.
 This information circular and related proxy are first being provided to shareholders on April 30, 1997.

VOTING OF PROXIES

A MEMBER/SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A MEMBER/SHAREHOLDER) TO ATTEND AND ACT FOR HIM AND ON HIS BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY. TO EXERCISE THIS RIGHT, THE MEMBER/SHAREHOLDER MAY INSERT THE NAME OF THE DESIRED PERSON IN THE BLANK SPACE PROVIDED IN THE PROXY AND STRIKE OUT THE OTHER NAMES OR MAY SUBMIT ANOTHER PROXY.

THE SHARES PRESENTED BY PROXIES IN FAVOR OF MANAGEMENT WILL BE VOTED ON ANY BALLOT (SUBJECT TO ANY RESTRICTIONS THEY MAY CONTAIN) IN FAVOR OF THE MATTERS DESCRIBED IN THE PROXY.

A shareholder or intermediary may indicate the manner in which the persons named in the enclosed proxy are to vote with respect to any matter by checking the appropriate space on the proxy.

If the shareholder or intermediary wishes to confer a discretionary authority with respect to any matter, the space provided on the proxy should be left blank. IN SUCH INSTANCE, THE NOMINEE, IF ONE IS PROPOSED BY MANAGEMENT, INTENDS TO VOTE THE SHARES REPRESENTED BY THE PROXY IN FAVOUR OF THE MOTION. The enclosed proxy, when properly signed, also confers discretionary authority with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters which may be properly brought before the meeting. At the time of printing this circular, the management of the Company is not aware that any such amendments, variations or other matters are to be presented for action at the meeting. If, however, other matters which are not now known to the management should properly come before the meeting, the proxies solicited will be exercised on such matters in accordance with the best judgment of the nominees.

The proxy must be dated and signed by the shareholder or by his attorney authorized in writing or by the intermediary. In the case of a corporation, the proxy must be executed under its corporate seal, if not signed, or signed by a duly authorized officer of attorney for the corporation with proof of authority accompanying the proxy.

COMPLETED PROXIES TOGETHER WITH THE POWER OF ATTORNEY OR OTHER AUTHORITY, IF ANY, UNDER WHICH IT WAS SIGNED OR A NOTARIALLY CERTIFIED COPY THEREOF MUST BE DEPOSITED WITH MONTREAL TRUST COMPANY OF CANADA, 510 BURRARD STREET, VANCOUVER, B.C., V6C 3B9 AT LEAST 48 HOURS, EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS, BEFORE THE TIME OF THE MEETING OR ADJOURNMENT THEREOF.

REVOCABILITY OF PROXY

The persons named as proxyholders in the enclosed form of proxy are directors or officers of the Company.

Any member/shareholder returning the enclosed form of proxy may revoke the same at any time insofar as it has not been exercised. In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the member/shareholder or by his attorney authorized in writing or, if the member/shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the registered office of the Company, at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

The Company is authorized to issue 100,000,000 shares without par value (the "common shares"), of which 37,251,888 common shares were issued on the record date, April 25, 1997. Of the 37,251,888 common shares issued, 13,744,530 common shares are held by Gateway Mining Company, a wholly owned subsidiary of La Teko Resources Ltd. Accordingly, the number of outstanding common shares of the Company which are not held by the Company itself is 23,507,358. The holders of common shares are entitled to one vote for each common share held. Holders of common shares of record at the close of business on April 25, 1997 are entitled to receive notice of and vote at the meeting. The Company has only one class of shares.

To the knowledge of the directors and senior officers of the Company, no person beneficially owns, directly or indirectly, or exercises control or direction over shares carrying more than 10% of the voting rights attached to all shares of the Company except as follows:

Name                       Number            Percentage of
                         of Shares           Issued Capital
Cede & Co. (1)           12, 202,836             52%

(1)  Beneficial holders of these shares are unknown.

AUTHORIZATIONS FOR APPROVAL

Any matter submitted at the annual general meeting for approval of the members/shareholders shall require a majority vote of more than 50% of the members/shareholders present at the meeting and voting either in person or by proxy concerning said issues.

Shares that abstain or withhold from voting as to a particular matter and shares held in "street name" through a clearing firm, brokerage firm or similar nominee which indicates on its proxy that such nominee does not have discretionary authority to vote such shares as to a particular matter will be counted for purposes of determining whether sufficient shares are represented to constitute a quorum authorized to conduct an annual general meeting of the shareholders.

Directors are elected and auditors are appointed by a plurality of the votes cast. With respect to the election of directors, the number of nominees equivalent to the number of directors to be elected who receive the highest number of votes cast are elected. With respect to the appointment of auditors, the auditors receiving the highest number of votes cast are appointed. In both cases, shares that abstain or withhold from voting and broker non-votes are not counted, and will have no effect on the outcome of such votes.

Ordinary resolutions, as defined by law, are adopted if approved by a majority of the votes cast, and shares that abstain or withhold from voting and broker non-votes are not counted. Therefore, shares that abstain or withhold from voting and broker non-votes have the effect of a vote against such ordinary resolutions.

RECORD DATE

Any shareholder of record at the close of business on April 25th, 1997 who either personally attends the meeting or has completed and delivered a form of proxy in the manner and subject to the provisions described above will be entitled to vote or to have his shares voted at the meeting.

FINANCIAL STATEMENTS

The audited comparative financial statements of the Company for the year ended December 31st, 1996 and the auditors' report thereon accompanying this circular will be placed before the meeting for consideration by the members.

ELECTION OF DIRECTORS

The size of the board is currently fixed at five. At the meeting, shareholders will be asked to fix the number of directors at six. A majority of the directors must be residents of Canada. The directors of the Company are elected at each annual general meeting and hold office until the next annual general meeting or until their successors are appointed. In the absence of instructions to the contrary, a properly executed and returned proxy will be voted for the nominees herein listed.

Management of the Company proposes to nominate each of the following for election as a director. Information concerning such persons, as furnished by the individual nominees, is as follows:

                             PRINCIPAL
                            OCCUPATION OR
                          EMPLOYMENT AND,
                            IF NOT A
                         PREVIOUSLY ELECTED                    NUMBER OF
                            DIRECTOR,                        COMMON SHARES
                           OCCUPATION         PREVIOUS       BENEFICIALLY
 NAME, MUNICIPALITY OF   DURING THE PAST      SERVICE AS A     OWNED OR
 RESIDENCE AND POSITION     FIVE YEARS        DIRECTOR       CONTROLLED(2)
-------------------      -----------------    ------------   --------------
GERALD G. CARLSON(1)     President and        Since          11,000
Vancouver, B.C.          General Manager of   December 1996
President, Treasurer,    La Teko; past
Chief Executive Officer  President, Vice-
and Director             President and
                         Exploration
                         Geologist
                         respecting mining
                         and exploration
                         activities in
                         Canada, Mexico and
                         the Northwest
                         Territories

ROBERT W. GENTRY         Businessman and      Since May      316,200(3)
Dallas, Texas            Investment Advisor   1995
Director

JOHN S. AUSTON
West Vancouver, B.C.     Mining Executive     Since June     4,000
Director                                      1996

DOUGLAS R. BEAUMONT      Mining Executive     Since June     None
Toronto, Ontario                              1995
Director

GORDON J. FRETWELL(1)    Lawyer through his   Since          3,000
West Vancouver, B.C.     own law firm         November 1995
Director and Secretary

JOHN R. HARDESTY(1)      Businessman,         Since May      60,000
Carefree, Arizona        manufacturing,       1995
Director                 Finance,
                         Administration,
                         Sales and Business
                         Planning

(1)  Member of the Audit Committee
(2) Shares beneficially owned, directly or indirectly, or over which control or direction is exercised, as of April 25, 1997, is based upon information furnished to the Company by the individual directors. Unless otherwise indicated, such shares are held directly.
(3)  Includes 16,200 shares beneficially owned for children.

DIRECTORS AND EXECUTIVE OFFICERS

The following is a listing of the current directors and officers of the Company:

     Gerald G. Carlson [51] President, Treasurer, Chief Executive Officer and
        Director
     Gordon Fretwell [45] Secretary and Director
     Robert W. Gentry [49] Director
     John R. Hardesty [57] Director
     John S. Auston [60] Director
     Douglas R. Beaumont [65] Director

Directors have been elected to serve until the next general meeting of shareholders. Based upon Canadian corporate regulatory provisions, a majority of the Company's directors must be Canadian residents.

Gerald G. Carlson, Gordon J. Fretwell and John Hardesty were appointed to serve as the Company's audit committee. The audit committee recommends the appointment of Bedford Curry as auditors for the Company for 1997. This committee reviews internal accounting and auditing policies and procedures, budgets, scope of audit and programs to comply with applicable regulatory and other accounting and income tax requirements relating to financial matters. These functions were accomplished during regular directors' meetings held throughout the year.

During 1996, there were 10 directors' meetings held, including six which were telephone meetings. None of the directors attended fewer than 75% of the meetings called. In addition to formal actions of the board of directors, the directors participated in separate matters during the year which were documented by unanimous consent forms, together with numerous informal discussions held among the directors concerning other business matters. The directors have not appointed a nominating committee.

BUSINESS BIOGRAPHIES

OFFICERS AND DIRECTORS

GERALD G. CARLSON, PH.D., P. ENG. is the President, Treasurer, Chief Executive Officer and director of La Teko Resources Ltd. and its wholly-owned subsidiaries. He has been involved in mineral exploration and junior exploration company management for over 25 years. Mr. Carlson's educational background includes the following degrees: B.A. Sc. 1969 from the University of Toronto; M.Sc 1974 from Michigan Technological University and Ph. D. 1978 from Dartmouth College, New Hampshire. He is past President of ConSil Corp., past Vice President, exploration, for Dentonia Resources Ltd. Both positions included management of exploration activities in Mexico and the Northwest Territories. He became a director of La Teko on December 2, 1996 and continues to serve as a member of the Board of Directors of Dentonia Resources Ltd.


ROBERT W. GENTRY is the President, Director and co-owner of Genoa Management Company, a certified investment advisory company specializing in serving independent community banks. He has held several key positions with the Ford Bank Group from 1982 through 1992 including that of Senior Vice President, First National Bank, Lubbock, Texas, President/CEO of United National Bank of Denton, Texas, President/CEO of First National Bank of Borger, Texas, Organizing President of United National Bank of Dallas, Texas, and Organizing Vice-Chairman of Ford Capital, Ltd., Dallas, Texas. Mr. Gentry is a graduate of Texas Tech University with a B.A. degree in finance. Mr. Gentry became a director of La Teko in May 1995 and served as Corporate President from February 27, 1996 to December 2, 1996.

GORDON FRETWELL is engaged in the private practice of law through his own law firm in Vancouver, British Columbia. Mr. Fretwell specializes in securities and mining law and acts for several public companies engaged in the mineral resource sector. Mr. Fretwell was appointed as a director of the Company on November 24, 1995 and was elected Corporate Secretary on February 27, 1996. Mr. Fretwell is the former Secretary of Crystallex International Corporation.

JOHN R. HARDESTY is owner and President of Thermo Dynamics, Inc., Laughlin, Nevada; and Chairman of Electro Dynamics Crystal Corporation, Inc., Overland Park, Kansas. He is a previous owner of Dixson, Inc., Grand Junction, Colorado. Mr. Hardesty is a graduate of Wayne State University with a B.S. degree in business administration, majoring in accounting. He is a non-practicing certified public accountant having been a past audit manager with Ernst & Young, Certified Public Accountants from 1962 through 1968. From 1968 through 1986 he was involved extensively in corporate finance and sales with other business entities. He has been an operations manager with expertise in manufacturing, finance,administration, sales and corporate strategic planning and acquisitions. Mr. Hardesty currently serves as a director of Reno Air, Inc., Reno, Nevada. He became a La Teko director in May 1995.

JOHN S. AUSTON is a geologist with 38 years of diversified world-wide experience in the precious metals, base metals, uranium and coal mining industries in Canada, the United States and Australia. He was involved in a senior capacity for many years in the Canadian, U.S. and Australian exploration and mining activities of the Selection Trust Group of London and British Petroleum. He is past President and CEO of Granges, Inc. and HyCroft Resources of Vancouver and is currently President, CEO and a Director of Ashton Mining of Canada Inc. of Vancouver. He currently also serves as a director of Lysander Gold Corporation. Mr. Auston is a graduate of McGill University with the degrees of Bachelor of Science and Master of Science (Applied). He became a Director of La Teko on June 5, 1996.

DOUGLAS R. BEAUMONT is a professional engineer. His forty years of mining experience include project development and design and operation of mineral processing plants. He is currently Senior Vice President - Technical for Kilborn, SNC - Lavalin, having joined the Kilborn group of companies in 1979, serving as Vice President and General Manager for Canadian and International operations in Peru, Chile and Brazil. Mr. Beaumont is currently a Director of Agnico Mines Ltd. He became a Director of La Teko on June 5, 1996.

PROJECT MANAGER

RICHARD A. HUGHES is the Project Manager for the Ryan Lode Mine, a position which he has held since March, 1993. Mr. Hughes was President and Mining Consultant for BTW Mining & Exploration from 1983 to 1994. From 1988 to 1989, Mr. Hughes was employed by Valdez Creek Mining Company, Inc., as the general manager of a large open-pit placer mining and wash plant operation. Prior to that time, from 1981 to 1987, Mr. Hughes was with ARCO Alaska, Inc., as the quality assurance and safety director at Prudhoe Bay, Alaska. From 1977 to 1981, Mr. Hughes worked with Exxon Minerals Company, where he was the project manager of an underground project in New Mexico and assistant manager of a uranium operation in Wyoming. Mr. Hughes has been employed in the mining industry in various other capacities since 1960. He is a registered professional mining engineer in Alaska and Nevada. Mr. Hughes received a Bachelor of Science degree in Mining Engineering from the University of Nevada in 1960.

COMPLIANCE WITH SECTION 16(A) OF THE UNITED STATES SECURITIES AND EXCHANGE ACT OF 1934

Based solely upon a review of Forms 3, 4, and 5 and amendments thereto, furnished to the Company during or respecting its last fiscal year, no person who, at any time during the most recent fiscal year, was a director, officer, beneficial owner of more than 10% of any class of equity securities of the Company or any other person known to be subject to Section 16 of the Exchange Act failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act, except that Douglas Beaumont failed to timely file the report of his initial ownership after being appointed a director and Gerald Carlson failed to timely file the report of his initial ownership after being appointed an officer and director less than one month late and John Hardesty failed to timely file the report of his initial ownership after being appointed a director less than two days late.

EXECUTIVE COMPENSATION

On February 27, 1996, Robert W. Gentry was elected President, Treasurer and Chief Executive Officer of the Company. He served as President of La Teko until December 2, 1996 and continues to serve as a member of its Board of Directors. Mr. Gentry replaced Jack Layne who served as President, Treasurer and Chief Executive Officer until February 27, 1996.

Gerald G. Carlson became President, Treasurer and Chief Executive Officer of La Teko and was appointed to the Board of Directors on December 2, 1996. Annual compensation pursuant to an employment agreement dated December 2, 1996 is approximately US$108,000 per annum.

SUMMARY COMPENSATION

The following table sets forth the compensation received by each person who served as the chief executive officer of the Company during 1996 (a "Named Executive Officer").

All monetary figures are in United States dollars.



                           SUMMARY COMPENSATION TABLE

                         Annual Compensation       Long-Term Compensation and Awards/Payouts
                         ------------------------  -------------------------------------------
                                           Other               Securities
                                           Annual              Underlying
Name and          Year                    Compen-  Restricted   Options/    LTIP     All Other
Principal         Ended    Salary  Bonus   sation     Stock       SARs     Payouts  Compensation
Position         Dec. 31   ($)(1)  (4)      ($)     Award(s)     (No.)       ($)        ($)
  (a)             (b)      (c)     (d)      (e)        (f)        (g)        (h)        (i)
--------------  -------- -------- ------  -------  ---------   ----------  -------  ------------
Gerald G.        1996    $8,837    --     --       --          500,000(4)  --      $64,000 (2)
Carlson
President,
Treasurer, CEO
and Director

Robert W.        1996    $3,100    --     --       --          100,000     --      $63,377 (2)
Gentry,          1995    $3,000                                100,000(5)          $ 3,750 (2)
Director (CEO
from Feb/96 to
Dec/96)

Jack Layne,      1996    $  750    --     --       --          --          --      $30,000 (2)
Former Director  1995    $2,250                                100,000(3)          $44,000 (2)
(CEO until       1994    $2,250                                100,000
Feb/96)

(1) Includes amounts paid to each Named Executive Officer for services rendered by such Named Executive Officers as directors of the Company.
(2) Other compensation consists of the aggregate amount by which the market price as of the date such options first became exercisable exceeded the exercise price of exercisable options.
(3) Mr. Layne was granted options to purchase 100,000 common shares on August 17, 1994. These options were re-priced on November 16, 1995.
(4) These options vested as to 200,000 upon granting and will vest as to 100,000 on each anniversary date of granting for the next 3 years.
(5) These options vested as to 25,000 upon granting and will vest as to 25,000 on each anniversary date of granting for the next 3 years.

See below for a discussion of certain terms of options granted to Named
     Executive Officers.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

The following table sets forth information respecting all individual grants of options and stock appreciation rights ("SARs") made during the last completed fiscal year to a Named Executive Officer and each other executive officer of the Company.

All figures and in United States dollars.


                                    Individual Grants              Potential Realized Value at
                                                                   Assumed Annual Rates of Stock
                                                                   Appreciation for Option Term
                                    -----------------              ----------------------------

  (a)       (b)         (c)           (d)                (e)                   (f)       (g)
           Number of   % of Total
          Securities    Options/
          Underlying      SARs                 Market
           Options/    Granted to    Exercise  Price
             SARs      Employees     of Base   as of
           Granted      During        Price   Date of  Expiration
 Name        (#)     Fiscal Year    ($/share)  Grant      Date      0%($)     5%($)      10%($)
-------  ----------   --------   ------------ ------   --------   ---------  --------  ----------

Gerald    200,000     62.5%         $1.85      $2.17   12/10/2001  $ 64,000  $183,905  $  328,713
G.        100,000                                      12/10/2002  $ 32,000  $105,800  $  199,292
Carlson   100,000                                      12/10/2003  $ 32,000  $120,340  $  237,722
          100,000                                      12/10/2004  $ 32,000  $135,607  $  279,994
          -------                                                  --------  --------  ----------
          500,000(1)                                               $160,000  $545,652  $1,045,721

Robert    100,000(2)  12.5%         $2.50      $2.94   03/14/2001  $ 44,000  $125,226  $  223,490
W.
Gentry

Jack      --          --            --         --      --          --        --        --
Layne

(1)  Granted December 10, 1996
(2)  Granted March 14, 1996

See below for a discussion of the terms of the options granted to executive officers.

AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION/SAR
VALUES

The following table sets forth information respecting the exercise of options and SARs during the last completed fiscal year by Named Executive Officers of the Company and the fiscal year end values of unexercised options and SARs.

All figures are in United States dollars.

                                     Number of Securities
                                          Underlying
                                         Unexercised        Value of Unexercised
                 Shares               Options/SARs at FY        In-the-Money
                Acquired                     End                Options/SARs
                   on       Value        Exercisable/          at FY End ($)
                Exercise  Realized      Unexercisable           Exercisable/
     Name         (No.)      ($)           (No.)(1)            Unexercisable
---------      --------- ---------  -----------------      -----------------
Gerald G.       --        --        200,000/300,000        $30,000/$45,000
Carlson
Robert W.       --        --        150,000/50,000         $60,000/$20,000
Gentry
Jack Layne      --        --        200,000/--             $80,000/--

(1)  Market price at December 31, 1996 was $2.00 per share.

EXECUTIVE COMPENSATION AND BENEFITS

On December 2, 1996, Gerald Carlson was elected President, Treasure and CEO of the Company to succeed Robert W. Gentry and was also appointed a director. At that time, he was granted options to acquire 500,000 shares of La Teko stock at US$1.85 per share, 85% of the then-existing market price. Two hundred thousand shares of the options are exercisable upon grant and 100,000 shares each become exercisable on each successive anniversary date following the date of grant. Each tranche of options are exercisable for five years following the date they initially become exercisable.

Mr. Carlson is employed under a letter agreement dated December 2, 1996, for an initial term of three years as President, Treasurer and Chief Executive Officer of the Company. The Company pays Mr. Carlson a salary of Cdn$12,000 per month and provides him with a leased automobile. In the event of certain change of control transactions which result in Mr. Carlson no longer serving as President and Chief Executive Officer, he will receive a severance package of Cdn$144,000, and 50% of his unvested stock options will immediately vest if the change in control occurs in the first year of employment and all unvested options will immediately vest if the change in control occurs thereafter.

On February 27, 1996, Gordon Fretwell, director and corporate counsel was appointed secretary of the Company. The Company has paid or accrued to Mr. Fretwell during 1996 $3,100 in director's fees.

The Company has no pension, retirement or similar benefits for officers, directors or other employees of the Company except that effective December 10, 1996, the Company implemented a salary reduction simplified employee pension plan to be funded solely by eligible employees during 1996. No contribution to the plan was made by the Company. Effective March, 1992, the Company initiated a medical and life insurance plan for the benefit of all eligible employees. Currently, the Company pays approximately 85% of insurance premiums for employees and 50% of insurance premiums for their dependents.

COMPENSATION OF DIRECTORS

Based on authority of the board of directors granted November 19, 1991, the Company pays director's fees at a rate of $750 per meeting attended by each director plus travel and subsistence expenses. A similar fee per meeting is paid to members of the board of directors serving on executive committees of the board of directors. The Company also pays a $100 directors' fee for director meetings held by telephone.

Directors other than Gerald G. Carlson, Robert W. Gentry, and Gordon Fretwell received an aggregate of $10,050 as directors' fees during 1996.

See "Executive Compensation" and "Current Director and Officer Stock Options" for details of incentive stock options which have been granted to the Company's directors.

TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL

The employment agreement between the Company and Gerald G. Carlson dated December 2, 1996 provides that in the event of termination or a change of control which results in Mr. Carlson no longer serving as President and Chief Executive Officer of the Company, Mr. Carlson will receive a severance package of one year's salary (Cdn $144,000). In addition, 50% of Mr. Carlson's unvested stock options will immediately vest if the change in control occurs in the first year of employment and all of his unvested options will immediately vest if the change in control occurs thereafter.

INDEBTEDNESS TO COMPANY OF DIRECTORS AND OFFICERS

None of the directors or senior officers of the Company are indebted to the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company does not have a formal Compensation Committee. Compensation to executive officers is determined by the board of directors. There were no directors or executive officers that were functioning in interlocking boards or committees of other entities.

REPORT ON EXECUTIVE COMPENSATION

During the last completed fiscal year, until December 2, 1996, the Company relied on the volunteer services of its Chief Executive Officer, Robert Gentry, who was also a major shareholder and who did not require cash compensation. In recognition of the CEO's services, however, on March 14, 1996, the board of directors approved the grant to the chief executive officer of options to purchase 100,000 shares at $2.50 per share, a discount of 15% from the market price for the common stock of the Company at the date of grant. The aggregate amount of the discount of the exercise price below the market price of the common stock as of the date of grant aggregated $44,000. The determination of the terms of the options granted to the Chief Executive Officer was not based upon any objective criteria or comparison with any peer group, but was merely determined on an individual basis by the board of directors in recognition of the Chief Executive Officer's time and attention devoted to the Company.

This report is provided by the incumbent members of the board of directors that were in office on March 14, 1996 which were Jack Layne, Gordon Fretwell, John Hardesty, Michael Delich and Yvonne Quick.

STOCK OPTION PLANS

(i) The Company has no plans other than as set out herein pursuant to which cash or non-cash compensation was paid or distributed to the executive officers during the most recently-completed financial year or is proposed to be paid or distributed in a subsequent year.

(ii) The Company presently does not have a formalized stock option plan for the granting of incentive stock options to the executive officers, employees or directors of the Company. To date, the Company has granted stock options to certain executive officers, employees or directors of the Company pursuant to the policies of the Vancouver Stock Exchange which do not require a formal plan. The purpose of granting such options is to assist the Company in compensating, attracting, retaining and motivating the executive officers, directors and employees of the Company and to closely align the personal interests of such persons to that of the shareholders.

     A proposal to establish a formal stock option plan is included in this proxy statement. See "Approval of Formal Stock Option Plan" for further details.

APPROVAL OF FORMAL STOCK OPTION PLAN

GENERAL

The Company does not currently have a formal stock option plan under which it issues incentive stock options. Rather, to date, incentive stock options have been issued by the Company pursuant to the applicable policies of The Vancouver Stock Exchange. There are currently 1,679,000 common shares of the Company allotted and reserved for future issuance pursuant to directors' and employees' stock options granted by the Company. These allotted shares represent approximately 7% of the currently issued and outstanding share capital of the Company.

Accordingly, management seeks shareholder approval for the Company to adopt a formal stock option plan (the "Stock Option Plan").

It is proposed that under the Stock Option Plan, which will be subject to both shareholder and regulatory approval, a total of 2,500,000 common shares will be allotted and reserved for stock options, of which 1,679,000 have been previously granted and approved, representing, in total, approximately 10% of the currently issued and outstanding share capital of the Company.

Regulatory Requirements

The Company's common shares trade on the Vancouver Stock Exchange which requires that listed companies obtain the approval of their shareholders for "share compensation arrangements" which the Stock Option Plan is, where:

1) the share compensation arrangement is a stock option plan or employee stock purchase plan and the majority of the shares to be allocated under the plan or plans will or may be issuable to "insiders" of the company;

2) the share compensation arrangement is for an "insider", other than a stock option plan or employee stock purchase plan, unless the share compensation arrangement is used as an inducement to a person, not previously employed by and not previously an insider of the company, to enter into a contract of full-time employment with the company; or

3) it is a share compensation arrangement which, together with all of the company's other previously established or proposed share compensation arrangements, could result, at any time, in:

     (a) the number of shares reserved for issuance pursuant to stock options exceeding 10% of the company's issued and outstanding share capital; or

     (b) the issuance, within a one year period, of a number of shares exceeding 10% of the company's issued and outstanding share capital.

For the purposes of subparagraph (3)(b) above, a company's issued and outstanding share capital is determined on the basis of the number of shares that are issued and outstanding immediately prior to the share issuance in question, excluding shares issued pursuant to share compensation arrangements over the preceding one year period.

The Company's insiders will participate in the Company's new Stock Option Plan. Therefore, criterion (1) above is applicable in that a majority of the shares to be allocated under the plan may be issuable to insiders.

The number of shares that will be reserved for issuance under the new Stock Option Plan, together with the number of shares allocated pursuant to existing options will represent just over 10% of the Company's issued and outstanding share capital. Therefore, criterion (3) above will also be applicable. Since both criterion nos. (1) and (3) will be applicable, management will ask the shareholders to approve the new Stock Option Plan (see "Shareholder Approval" below).

The Terms of the New Stock Option Plan

A full copy of the Stock Option Plan will be available at the annual general meeting for review by shareholders. Also, shareholders may obtain copies of the plan from the Company prior to the meeting on request. The following is a summary of the plan:

The Stock Option Plan will terminate when all of the options have been granted or when the plan is otherwise terminated by the Company. Any options outstanding when the plan terminated will remain in effect until they are exercised or they expire.

The Stock Option Plan provides that stock options can be issued to "Eligible Persons" which, in summary, means a director, officer, employee, part-time employee or consultant of the Company or any of its affiliates or subsidiaries.

The plan provides that it is solely within the discretion of the Board to determine who should receive options and in what amounts.

Options granted under the plan will be for a term not to exceed 10 years from the date of their grant. The options will be non-assignable except that they will be exercisable by the personal representative of the option holder in the event of the option holder's death.

The options will be exercisable at a price which is not less than the closing price of the Company's shares on the Exchange on the trading day preceding the day the options are granted.

The Company will not issue shares pursuant to options granted under the plan until the shares have been fully paid for. The Company will not provide financial assistance to option holders to assist them in exercising their options.

The Plan is intended to assist the Company in attracting competent individuals to serve as directors and ensure the retention of the services of existing directors by permitting such individuals to participate in ownership in the Company and to share in increases in the value which they help produce.

Shareholder Approval

To meet the regulatory requirements of adopting a formal Stock Option Plan (see "Regulatory Requirements" above), the Company must obtain the approval of its shareholders by putting the proposal to establish the Stock Option Plan to the shareholders for a vote.

The board of directors recommends a vote "FOR" the approval of the Stock Option Plan. It is intended that, in the absence of contrary specifications, votes will be cast pursuant to the enclosed proxy for the approval of the Stock Option Plan.

CURRENT DIRECTORS AND OFFICERS STOCK OPTIONS

The members/ shareholders of the Company will be asked to approve and ratify incentive stock options, and amendments to incentive stock options, to purchase shares of the Company granted to insiders of the Company which have not previously been approved by members and to authorize the directors in their discretion to grant stock options to insiders and to amend stock options granted to insiders during the ensuing year.

To date, the Company's policy with respect to Directors' Stock Options provides that each director of the Company, including directors that are subsequently appointed, is to receive a Director Option to purchase common stock. Each Director will receive Director Options that are immediately exercisable to purchase 25,000 shares of common stock and vest on the next three anniversary dates of their grant to purchase an additional 25,000 shares of the Company's common stock. Director Options may be exercised, in whole or in part, for a period of five years from the date such portion of such Directors' Options first becomes exercisable, subject to continued service by the holder as a director of the company. Director Options granted will be exercisable during the applicable exercise period at an exercise price equal to the greater of the closing price on the last trading day preceding the announcement of the granting of the stock option. The number of shares under option from time to time and the exercise prices of such options, and any amendments thereto, will be and have been determined by the directors in accordance with the policies of the Vancouver Stock Exchange.

In the event of a merger or in the case of the Company being sold, the Board of Directors agreed to amend the vesting schedule of directors options so that a director's 100,000 share option would be exercisable to the extent of 50,000 shares upon sale or merger during the first term of a director's participation as a director, and that the balance, aggregating the full 100,000 shares be exercisable upon sale or merger if such a transaction were to occur after the first term that a director served in such capacity. In essence, if negotiations and the consummation of a transaction extend beyond the first term of a director's appointment, the full balance of the outstanding options would vest upon the closing of the sale or merger or other similar corporate transaction or reorganization.

The granting of stock options to directors of the Company is intended to assist the Company in attracting competent individuals to serve as directors and ensure the retention of the services of existing directors by permitting such individuals to participate in ownership in the Company and to share in increases in the value which they help produce.

The following table summarizes information regarding Officer/Director Stock Options previously approved by the Board of Directors and those contemplated for approval at the June 5, 1997 annual general meeting, including the name of each Optionee, the number of shares of Common Stock issuable on exercise of each Optionee's Option ("Option Shares"), the expiration date of each Option, and the applicable category of each Option:

                                    EXERCISE
     NAME         OPTION SHARES    PRICE (US$)    EXPIRY DATE
----------------- -------------    -----------   --------------
DIRECTORS
Gerald G.            500,000(1)       $1.85      12/10/2001-04
Carlson

Robert W. Gentry     100,000          $1.60      11/16/2000-03
                     100,000(2)       $2.50      03/14/2001

Gordon J.            100,000(2)       $1.60      11/24/2000-03
Fretwell

John R. Hardesty     100,000(2)       $1.60      11/16/2000-03

John S. Auston       100,000(2)       $2.41      06/18/2001-04

Douglas R.           100,000(2)       $2.41      06/18/2001-04
Beaumont

PREVIOUS DIRECTORS
Jack Layne           100,000 (3)      $1.60      01/31/1998
                     100,000 (3)      $1.60      01/31/1998
David Tinsley         25,000          $1.60      06/05/1997

(1) These options are exercisable as to 200,000 upon granting and vest as to 100,000 on each of the anniversary dates of granting for 3 years.
(2) These options are exercisable as to 25,000 shares upon granting and vest on the next three anniversary dates of their grant to purchase an additional 25,000 common shares.
(3) Mr. Layne ceased to be an employee of the Company and as such, the board of directors agreed to extend the normal 30 day expiry date of these options to January 31st, 1998 due to Mr. Layne's valuable contribution to the Company.

Each of the options listed above is contingent upon the optionee's continued employment with the Company. These options are exercisable, in whole or in part, for a period of five years from the date such portion of such option first becomes exercisable subject to continued service by the holder as a director of the Company. These stock options will be included under the proposed Stock Option Plan described in this proxy statement.

Generally, in the event that an Optionee ceases to be an employee, director or officer of the Company, as applicable, prior to the expiration date of the Optionee's Option, such Option, to the extent it remains unexercised, shall terminate and be deemed null and void on the earlier of the expiration date or the date that is thirty (30) days from the date the Optionee ceases to be an employee, director or officer of the Company, as applicable. In the event that an Optionee dies on or prior to the expiration date while an employee, director or officer of the Company, as applicable, the Optionee's Option, to the extent it remains unexercised, may be exercised by the legal representative of the Optionee at any time before the earlier of the expiration date or the date that is one year following the date of death of the Optionee.

The Options are not assignable by the respective Optionee, or the Optionee's legal representative, except by will or the laws of intestacy and may be exercised during the Optionee's lifetime only by the Optionee or, after the death, by the Optionee's legal representative as described above.

The terms of each Option may be amended only by means of a joint written agreement between the Company and the respective Optionee.

SHAREHOLDER APPROVAL

Approval of the grant of the Options requires the approval of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions will not be counted in determining whether the Plan is approved by the shareholders.

INCOME TAX CONSEQUENCES

The following discussion of the income tax consequences of the Options is only a summary, does not purport to be complete, and does not cover, among other things, state, provincial and local tax consequences. In addition, differences in each Optionee's financial situations may cause Federal, state, provincial and local tax consequences of the Options to vary.

U.S. TAXES

The following summary of the major U.S. income tax consequences of the Options is based on the pertinent provisions of the Code, the applicable regulations promulgated by the Treasury Department under the Code (the "Regulations"), judicial and administrative interpretations of the Code and Regulations, the U.S.-Canada Income Tax Convention (the "Convention"), and the current interpretations thereof. The Optionees should be aware that the Code, the Regulations, the Convention and interpretations are subject to change and that such changes may be given retroactive effect. The Options have not been granted and issued in accordance with the requirements of Section 422 of the Code and, therefore, do not qualify as incentive stock options under the Code. The Options also do not qualify under Section 401(a) of the Code as qualified pension, profit sharing, or stock bonus plans.

TREATMENT OF NONQUALIFIED OPTIONS

Under the current provisions of the Code, the following consequences will result from the grant and exercise of the options pursuant to the Options (assuming there is not an active trading market for the options of the Company): (i) on the date of grant, the Company will be entitled to deduct as compensation expense for financial statement purposes, an amount equal to the per-share exercise price on the date of the grant times the number of shares available for exercise; (ii) income will not be recognized by the Optionee at the time of the grant of the Option; however, (iii) on exercise of the Option the Optionee will realize ordinary income in an amount equal to the excess of the fair market value of the Option Shares acquired at the time of exercise over the Option exercise price; (iv) upon the sale of the Option Shares acquired pursuant to the exercise of an Option, the Optionee will realize short-term or long-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized on such sale and the Optionee's tax basis in the Option Shares (as described below); and (v) the Company will be entitled to record a compensation expense for Federal and state income taxation purposes in an amount equal to the ordinary income recognized by the Optionee as set forth in clause
(iii) above.

If the payment of the exercise price is made entirely in cash, the tax basis of the Option Shares will be equal to the Option exercise price paid, if any, plus the ordinary income recognized by the Optionee, which sum should equal the fair market value of the shares of the Option Shares acquired on the date of exercise, and the holding period will begin on the day after the tax basis of the shares is so determined.

The ordinary income received by the Optionee on the exercise of an Option is considered compensation from the Company. As with other forms of compensation, withholding tax and other trust fund payments will be owed with respect to the exercise of the Option. The Company may accept payment of such withholding tax or other trust fund payments in one or more of the following ways; (i) the Optionee may pay the required taxes to the Company together with the exercise price of shares being acquired; (ii) the Optionee delivering shares of Common Stock with a fair market value equal to such requirements; (iii) the Company withholding Option Shares subject to the Option, with a fair market value equal to such requirements; or (iv) the Company making such withholding or other trust fund payments and the Optionee reimbursing the Company such amount paid within 10 days after written demand therefor from the Company.

INVESTMENT BY A U.S. PERSON IN A FOREIGN CORPORATION

Because the Company is a foreign corporation, the acquisition of the Option Shares by an Optionee on exercise of an Option may subject the Optionee to certain rules and provisions not otherwise applicable to shareholders of a domestic corporation.

Among other things, Section 367(a) of the Code may apply to situations involving a direct or indirect transfer of appreciated property by a U.S. person to a foreign corporation in a transaction otherwise qualifying as a corporate organization, reorganization, or liquidation. In such situations, the transfer of property may be treated as a taxable exchange rather than as a tax-free transaction to prevent U.S. persons from deferring taxes on gain by using a tax-free transaction to transfer appreciated assets to a foreign corporation.

The Code requires U.S. shareholders of a "controlled" foreign corporation to report currently their pro rata share of certain categories of foreign income even though it is not distributed to them. In addition, the Code provides that in some circumstances a shareholder's gain on a sale, exchange, or redemption of the stock of a controlled foreign corporation or on a liquidating distribution from the foreign corporation is taxable as ordinary dividend income rather than as capital gain. The Company believes that it should not be treated as a controlled foreign corporation. There can be no assurance that the Company will not in the future be treated as a controlled foreign corporation, thereby subjecting the U.S. shareholders to the reporting requirements described above.

U.S. persons owning an interest in the Company may also be required to recognize gain under Section 367(b) of the Code on certain transfers by the Company to a U.S. corporation or to another foreign corporation to prevent the permanent avoidance of U.S. tax on the accumulated earnings and profits of the Company attributable to the portion of its stock owned by U.S. persons.

Citizens and residents of the U.S., as well as domestic corporations, are subject to U.S. income tax on their income from all sources, including income from foreign sources. To avoid any income being subject to taxation both in Canada and in the U.S., a credit against U.S. income taxes is allowed for taxes paid to the foreign jurisdiction, subject to limitations to prevent taxpayers from using foreign tax credits to reduce U.S. tax liability on income from sources within the U.S.

CANADIAN TAXES

The following summary of the major Canadian income tax consequences of participation in the Options is based on the pertinent provisions of the Canadian Income Tax Act (the "Canadian Tax Act") and accompanying regulations (the "Canadian Regulations"), the Convention, and current interpretations thereof. The Optionees should be aware that the Canadian Tax Act, the Canadian Regulations, the Convention and interpretations are subject to change and that such changes may be given retroactive effect.

For Canadian residents, stock option benefits are taxable as employment income under the Canadian Tax Act. Generally, the value of the benefit is the difference between the cost of the shares to the optionee and their fair market value at the time they are acquired from the Company. To prevent double taxation of the same gain, the value of any benefit included in a taxpayers employment income is added to the cost base of the shares acquired. Thus, any subsequent gain or loss on the disposition of the shares will be reduced or increased accordingly.

Non-residents are not subject to any Canadian Tax in respect of benefits received when stock options are exercised.

Canadian resident individuals and corporations who dispose of shares must pay tax on 3/4 of the gain realized on those shares.

Persons resident outside Canada, however, are subject to the capital gains rules only in relation to dispositions of "Taxable Canadian Property." "Taxable Canadian Property" generally will not include shares in companies listed on Canadian Stock Exchanges, so long as the non-resident shareholder controls less than 25% of the issued shares of the Company.

However, if a non-resident disposes of shares that are "Taxable Canadian Property," he or she can proceed in two (2) ways under the Canadian Tax Act:

1)   Certificates of Compliance Obtained in Advance:

     The non-resident vendor may file a prescribed form of notice in advance of the disposition. If there is an expected capital gain and the vendor pays 33 1/3% of the gain on account of the vendor's tax liability or provides acceptable security, Revenue Canada will issue a Certificate of Compliance.

2)   No Certificate of Compliance Obtained:

     If the non-resident vendor does not obtain a Certificate of Compliance, or if the proceeds of disposition are higher than originally stated in the notice, the purchaser may be liable to pay on account of the vendor's tax liability, an amount equal to 33 1/3% of the purchase price of the property.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the Company's security ownership information as of April 25, 1997 for persons known by the Company to own beneficially more than 5% of the Company's common stock, for each director and for all officers and directors of the Company as a group. There were no shareholders of record that owned in excess of 5% of the Company's common stock.


                                    NUMBER OF    PERCENTAGE
NAME OF              NATURE OF       SHARES/          OF
BENEFICIAL OWNER   OWNERSHIP (1)    OPTIONS(4)   OWNERSHIP(2)
----------------  --------------    ---------   -------------
Gerald G.         Common Stock       11,000     Less than 0.1
Carlson           Options           200,000           0.85
                  Total             209,000           0.89

Robert W. Gentry  Common Stock      316,200           1.35
                  Options           200,000(3)        0.85
                  Total             516,200           2.20

John R. Hardesty  Common Stock       60,000           0.25
                  Options            50,000           0.21
                  Total             110,000           0.46

Gordon J.         Common Stock        3,000     Less than 0.1
Fretwell          Options            50,000           0.21
                  Total              53,000           0.22

John S. Auston    Common Stock        4,000     Less than 0.1
                  Options            25,000           0.10
                  Total              29,000           0.10

Douglas R.        Common Stock           --             --
Beaumont          Options            25,000           0.10
                  Total              25,000           0.10

All Executive     Common Stock      394,200           1.67
 Officers and     Options           550,000           2.34
 Directors        Total             942,200           4.01

(1) Unless others indicated, all securities are owned beneficially and of record, and such record stockholder has sole voting, investment and dispositive power.
(2) Calculations of total percentages of ownership outstanding for each individual assumes the exercise of options held by that individual to which the percentage relates. Percentages calculated for totals of all executive officers and directors as a group assume the exercise of all options held by the indicated group.
(3)  Includes 16,200 shares in the names of Mr. Gentry's minor children.
(4) These options figures only include the number of options that are exercisable as of the date hereof. See "Current Directors and Officers Stock Options"

CERTAIN RELATIONS AND RELATED TRANSACTIONS

The Company granted stock options to officers, directors and employees in the aggregate amount of 800,000 shares in fiscal year 1996 as explained in "Executive Compensation" and "Interest of Insiders in Material Transactions" of this report.

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

No insider or proposed nominee for election as a director of the Company and no associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the commencement of the Company's last completed financial year or in any proposed transaction which in either such case has materially affected or will materially affect the Company except as follows:

GRANT OF STOCK OPTIONS IN 1996 FISCAL YEAR

                    Number of      Exercise     Date of
Name of Insider     Options         Price        Grant
-----------------   ----------     -------      --------
Gerald G. Carlson   500,000(1)     US$1.85      12/10/96
John Auston         100,000(2)     US$2.41      06/18/96
Doug Beaumont       100,000(2)     US$2.41      06/18/96
Robert Gentry       100,000(2)     US$2.50      13/14/96

(1) These options are exercisable as 200,000 upon granting and vest as to 100,000 on each anniversary date of granting for the next 3 years.
(2) These options are exercisable as to 25,000 upon granting and vest as to 25,000 on each anniversary date of granting for the next 3 years.

PERFORMANCE GRAPH

The two graphs on the following pages show the cumulative percentage change of total shareholder return on the Company's common stock compared to the cumulative total results of other stock market indexes. 1) A peer group of US companies; 2) Standard & Poor's gold index. The time period graphed is the period from December 31, 1991 through December 31, 1996.

The peer group of small market capitalization North American gold mining companies includes data from ten companies, all of which are listed on NASDAQ, AMEX or NYSE. To date, the following ten companies have been used in the peer group of the Company as reflected in Graph #1: USMX Inc., Crown Resources Corporation, Atlas Corporation, Alta Gold Company, Dakota Mining Corporate, Glamis Gold Ltd., Piedmont Mining Company Inc., Cour d'Alene Mines Corporation, Hecla Mining Company and Sunshine Mining Company. These companies are all significantly larger than La Teko and most have a long history of precious metals production. For this and other reasons, management is of the view that the peer group used in Graph #2 is a more accurate reflection of the Company's comparative position due to the nature of the operations of the companies included. The ten new companies used in the peer group on Graph #2 are:

     Peer Group: Alaska Apollo Resources, Commerce Group, Consolidated Nevada Goldfields, Cornucopia Resources, Gold Standard, Golden Quail Resources, Inland Resources, North Lily Mining, Pacific Sentinel Gold and Silverado Mines.

In the future, the companies used in the peer group of Graph #2 will replace the ones previously used in Graph #1.

The NASDAQ Stock Market (US companies) index is an index comprising all domestic common shares traded on the NASDAQ national market and the NASDAQ small cap market. The Standard & Poor's gold index includes data from four large North American gold mining companies, Echo Bay Mines, Ltd., Homestake Mining Company, Newmont Gold Company, and Placer Dome, Ltd.

APPOINTMENT OF AUDITOR

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the appointment of Bedford Curry, Chartered Accountants, Vancouver, B.C., Canada as the auditor of the Company to hold office for the ensuing year at a remuneration to be fixed by the directors. It is not anticipated that a representative of Bedford Curry will be present at the meeting, but if a representative is present, such representative will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

MANAGEMENT CONTRACTS

None other than as disclosed elsewhere herein.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as set herein, no director or senior officer of the Company or any proposed nominee of management of the Company for election as a director of the Company, nor any associate or affiliate of the foregoing persons has any substantial interest, direct or indirect, by way of beneficial ownership or otherwise, in matters to be acted upon at the meeting, except that directors and senior officers of the Company may be granted incentive stock options to acquire shares of the Company.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

Management of the Company is not aware of any other matters to come before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares represented thereby in accordance with their best judgment on such matter.

If any shareholder wishes to present a proposal for action at the 1998 annual meeting of the shareholders, the shareholder must comply with applicable Securities and Exchange Commission regulations, including adequate notice to the Company. Any proposal must be submitted in writing by certified mail, return receipt requested, to La Teko Resources Ltd., 625 Howe Street, #500, Vancouver, B.C. V6C 2T6, on or before December 31, 1997.

These proxy materials are being distributed to members/shareholders of record as of April 25, 1997.

                                   FOR THE BOARD OF DIRECTORS



                                   /s/ GERALD G. CARLSON, PRESIDENT

                             LA TEKO RESOURCES LTD.
                                (THE "COMPANY")
                                 P  R  O  X  Y
                             ANNUAL GENERAL MEETING
                                  June 5, 1997

THIS PROXY IS FURNISHED TO SHAREHOLDERS OF THE COMPANY for the Annual General Meeting of the Members to be held at 10:00 a.m., Vancouver time on the 5th day of June, 1997 on the 12th Floor of 625 Howe Street, Vancouver, B.C., V6C 2T6. The undersigned member/shareholder of the Company hereby appoints Gerald G. Carlson, or failing him, Gordon J. Fretwell or in place of the foregoing with full power of substitution, as
--------------------------------------------
proxy holder for and on behalf of the undersigned to attend the annual general meeting of the members/shareholders of the Company and at any adjournments thereof, to act for and on behalf of and to vote the shares of the undersigned and to cast the number of votes the undersigned would be entitled to cast if personally present with respect to the matters specified below.

These proxy materials are being distributed to members/shareholders of record as of April 25, 1997.

The Board of Directors have approved the foregoing proposals and recommend that the shareholders vote for each of the proposals. Proxies solicited by the Company will be voted FOR each of the proposals unless a vote against, or an abstention from, one or more of the proposals is specifically indicated on the proxy.

IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED AS IF THE MEMBER HAD SPECIFIED AN AFFIRMATIVE VOTE.

I direct my proxy to vote as follows:

1)   To fix the number of directors at six.

          For    ----                   Against           ----

2) To elect the following persons as directors of the Company for the ensuing year.

     GERALD G. CARLSON

          For    ----                   Withhold Vote     ----

     ROBERT W. GENTRY

          For    ----                   Withhold Vote     ----

     JOHN R. HARDESTY

          For    ----                   Withhold Vote     ----

     JOHN S. AUSTON

          For    ----                   Withhold Vote     ----

     DOUGLAS R. BEAUMONT

          For    ----                   Withhold Vote     ----

     GORDON J. FRETWELL

          For    ----                   Withhold Vote     ----

3) To appoint Bedford Curry, Chartered Accountants, Vancouver, B.C., Canada as auditor of the Company for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors.

          For    ----                   Withhold Vote     ----

4) To pass an ordinary resolution to establish a formal stock option plan, subject to regulatory approval, as more fully set forth in the information circular attached hereto.

          For    ----                   Against           ----

5) To approve and ratify stock options, and amendments to stock options, to purchase shares of the Company granted to insiders which have not previously been approved by the members and to authorize the directors in their discretion to grant stock options to insiders and to amend stock options granted to insiders during the ensuing year, as more fully set forth in the information circular accompanying this proxy.

          For    ----                   Against           ----


THE PROXYHOLDER MAY AT HIS DISCRETION VOTE ACCORDING TO HIS BEST JUDGMENT UPON ANY AMENDMENT OR VARIATION OF THE ABOVE MATTERS OR ANY OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE MEMBER MAY REVOKE THIS DISCRETION BY PLACING HIS INITIALS IN THE SPACE PROVIDED IMMEDIATELY BELOW:

Voting Discretion:
                   ----------------------

Dated:
       --------------------------------


The undersigned hereby revokes any proxy previously given.
EXECUTED on the                   day of
, 1997.


Signature of Member(s)                  Number of Shares Held

----------------------                  ---------------------
Name of Member(s)
(Please print clearly)

----------------------
Address

----------------------
City/Province


                      NOTES TO INSTRUMENT OF PROXY

1) THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS THE MEMBER/ SHAREHOLDER MAY HAVE SPECIFIED BY MARKING AN "X" IN THE SPACE PROVIDED FOR THAT PURPOSE. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED AS IF THE MEMBER HAD SPECIFIED AN AFFIRMATIVE VOTE.

2) A MEMBER/SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THE INSTRUMENT OF PROXY. IF THE MEMBER/SHAREHOLDER DOES NOT WISH TO APPOINT EITHER OF THE PERSONS NAMED IN THE INSTRUMENT OF PROXY, HE SHOULD STRIKE OUT THEIR NAMES AND INSERT IN THE BLANK SPACE PROVIDED THE NAME OF THE PERSON HE WISHES TO ACT AS HIS PROXYHOLDER. SUCH OTHER PERSON NEED NOT BE A MEMBER OF THE COMPANY.

3) NO MATTERS OTHER THAN THOSE STATED IN THE ATTACHED NOTICE ARE KNOWN TO BE IN PROSPECT FOR THE MEETING, AND MANAGEMENT IS NOT AWARE AS AT THE DATE TO THE ACCOMPANYING /PROXY STATEMENT, OF ANY AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING OR ANY OTHER MATTERS TO BE PRESENTED FOR ACTION AT THE MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY, HOWEVER, WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING AS WELL AS OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, AND WILL ACCORDINGLY BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXYHOLDER ON SUCH MATTERS.

4)   This proxy shall not confer authority to vote

     a) for the election of any person or company as a Director of the Company unless a bona fide proposed nominee for such election is named in the accompanying Information Circular/Proxy Statement; or

     b) at any meeting other than the meeting specified in the accompanying Notice of Meeting or any adjournment thereof.

5) The Instrument of Proxy may not be valid unless it is dated and signed by the Member/Shareholder or by his attorney duly authorized by him in writing, or, in the case of a corporation, is executed under its corporate seal or by an officer or officers or attorney for the corporation duly authorized. If the Instrument of Proxy is executed by an attorney for an individual member/shareholder or a joint member/shareholder or by an officer or officers or attorney of a corporate member/shareholder not under its corporate seal, the instrument so empowering the officer or officers or the attorney, as the case may be, or a notarial copy thereof, should accompany the Instrument of Proxy.

6) The Proxy may not be used at the General Meeting or any adjournment thereof unless the same is deposited at the office of the registrar and Transfer Agent of the Company, Montreal Trust Centre, 510 Burrard Street, Vancouver, British Columbia V6C 3B9, at least 48 hours before the time of the meeting. The Chairman of the Meeting has the discretion to accept proxies filed less than 48 hours before the time of the meeting.

7) Any shareholder who executes and delivers a proxy has the right to revoke it at any time insofar as it has not been exercised. In addition to revocation in any manner permitted by law, a proxy may be revoked by providing the Company with an instrument in writing executed by the member/shareholder or by his attorney authorized in writing or if a corporation, under its corporate seal or by an officer or attorney thereof duly authorized and deposited at the registered office of the Company at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof or with the chairman of the meeting on the day of the meeting.

8) PROXIES ARE BEING SOLICITED BY THE COMPANY AND ALL COSTS AND EXPENSES INCURRED IN CONNECTION WITH THE SOLICITATION WILL BE PAID BY THE COMPANY. PROXIES ARE BEING SOLICITED BY MAIL BUT OFFICERS AND DIRECTORS OF THE COMPANY MAY MAKE FURTHER SOLICITATION IN PERSON, BY TELEPHONE, FACSIMILE OR OTHER PERSONAL CONTACT AS MAY BE REQUIRED.

To:  REGISTERED AND NON-REGISTERED MEMBERS/SHAREHOLDERS

National Policy 41 provides Members/Shareholders with the opportunity to elect annually to have their names added to the Company's supplemental mailing list in order to receive quarterly financial statements of the Company. If you wish to receive such statements, please complete and return this form to:



                      MONTREAL TRUST CENTRE
                       510 Burrard Street
                    Vancouver, B.C.  V6C 3B9



             ---------------------------------------
             PLEASE PRINT NAME OF MEMBER/SHAREHOLDER


             ---------------------------------------
                         STREET ADDRESS


             ---------------------------------------
                            CITY/TOWN


             ---------------------------------------
                  PROVINCE/STATE    POSTAL CODE



           BY SIGNATURE BELOW, THE UNDERSIGNED HEREBY
      CERTIFIES TO BE A MEMBER/SHAREHOLDER OF THE COMPANY.


                              DATE:------------------------


               ---------------------------------------
                   SIGNATURE OF MEMBER/SHAREHOLDER